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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       December 15, 1997
                                                 ------------------------------



                                     ECOLAB INC.
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                (Exact name of registrant as specified in its charter)



          Delaware                  1-9328                     41-0231510
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(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)          File Number)              Identification No.)




     Ecolab Center, 370 N. Wabasha, St. Paul, Minnesota            55102
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, include area code:          612-293-2233
                                                  ------------------------------

                                   (Not applicable)
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           (Former name or former address, if changed from last report.)
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Item 5.  OTHER EVENTS.

    A. On December 15, 1997, the Board of Directors of the Registrant declared a two-for-one stock split ("Stock Split"), to be effected in the form of a 100% stock dividend, payable on January 15, 1998 to the holders of record of shares of Common Stock, par value $1.00 per share, of the Registrant ("Common Stock") at the close of business on December 26, 1997. The Board of Directors also declared a cash dividend on pre-split shares of $0.19 per share, payable on January 15, 1998 to the holders of record of shares of Common Stock on December 26, 1997.

         A copy of the News Release issued by the Registrant on December 15, 1997 is attached as Exhibit (99).

    B. Pursuant to Rule 416 of the Securities Act of 1933, as amended, effective on the record date for the Stock Split, the following Registration Statements shall be deemed to cover the additional securities resulting from the Stock Split: No. 33-56101; No. 33-56151; No. 333-18627; No. 33-56125; and No. 33-60266.

    C. In connection with the Stock Split, the number of Rights (as defined below) associated with each share of Common Stock will be adjusted pursuant to the terms of the Rights Agreement, dated as of February 24, 1996 (the "Rights Agreement"), between the Registrant and First Chicago Trust Company of New York, as Rights Agent. The Rights are registered on a Form 8-A filed with the Securities and Exchange Commission on February 28, 1996 (File No. 1-9328).

         Each pre-split share of Common Stock is presently associated with one right (a "Right") which, subject to adjustment as provided in the Rights Agreement, entitles the registered holder to purchase from the Registrant one one-hundredth of a share of Series A Junior Participating Preferred Stock at a purchase price of $115 per Right. Upon payment of the Stock Split, each outstanding share of Common Stock will be associated with one-half (1/2) of a Right and one-half (1/2) of a Right will be attached to each share of Common Stock issued in connection with the Stock Split. Thereafter, until the Distribution Date (as defined in the Rights Agreement), the Registrant will issue one-half (1/2) of a Right with each share of Common Stock that shall become outstanding so that all such shares will have attached Rights.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits

         (99) Ecolab Inc. News Release dated December 15, 1997.


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ECOLAB INC.



                                  By: /s/Kenneth A. Iverson
                                     ------------------------------------------
                                        Kenneth A. Iverson
                                        Vice President and Secretary


Date:     December 15, 1997


                                         -3-
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                                    EXHIBIT INDEX


 EXHIBIT NO.          DESCRIPTION                       METHOD OF FILING
 -----------         -----------                       ----------------

    (99)              Ecolab News Release dated         Filed herewith
                      December 15, 1997.                electronically.